Back to Form 8-K
Exhibit 10.3
AMENDMENT #5 TO CONTRACT NO. 0654 BETWEEN
GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND
WELLCARE OF GEORGIA, INC.

This Amendment is between the Georgia Department of Community Health (hereinafter referred to as "DCH" or the "Department") and WellCare of Georgia, Inc. (hereinafter referred to as "Contractor") and is made effective this 15th day of September ,  2008 (hereinafter referred to as the "Effective Date"). Other than the changes, modifications and additions specifically articulated in this Amendment #5 to Contract # 0654, RFP#41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor. Unless expressly modified or added in this Amendment #5, the terms and conditions of the original Contract are expressly incorporated into this Amendment #5 as if completely restated herein.

WHEREAS, DCH and Contractor executed a contract for the provision of services to members of the Georgia Families Program;

WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor's plan;

WHEREAS, DCH has sought permission from the Centers for Medicare and Medicaid Services (hereinafter referred to as "CMS") to revise the capitation rates payable to Contractor for State Fiscal Year 2009; and

WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.

NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DC 11 and Contractor hereby agree as follows:

I.
Upon receiving written notice from CMS indicating that agency's approval of the revised capitation rates, the parties shall delete the current Attachment H, Capitation Payment, in its entirety and replace it with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment.

II.
DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

III.
This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

Amendment #5
Contract #0654

VI.
It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

VII.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VIII	This Amendment shall be construed in accordance with the laws of the State of Georgia.

IX.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

- SIGNATURES ON THE FOLLOWING PAGE -

Amendment #5
Contract #0654	Page 2 of 4

SIGNATURE PAGE

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/s/ Rhonda Medows Dr. Rhonda M. Medows, M.D. Commissioner	9/15/08 Date

WELLCARE OF GEORGIA, INC.

/s/ Thomas L. Tran *SIGNATURE	9/12/08 Date
Thomas L. Tran, SVP & CFO Please Print/Type Name Here

_______________________________ AFFIX CORPORATE SEAL HERE (Corporations without a seal, attach a Certificate of Corporate Resolution)

ATTEST:	/s/ Karen Mulroe **SIGNTAURE
Secretary TITLE

______________________________________________________________________
* Must be President, Vice President, CEO or Other Authorized Officer
** Must be Corporate Secretary

Amendment #5
Contract #0654	Page 3 of 4

EXHIBIT 1

CONFIDENTIAL - NOT FOR CIRCULATION
ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.

(The table is displayed on the following page.)

Amendment #5
Contract #0654	Page 4 of 4

FY 2009 CMO Rates

Region	Aid Category	Age/Gender Group	WellCare
Atlanta	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	$ 1,668.19
Atlanta	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 185.45
Atlanta	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	$ 118.26
Atlanta	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	$ 107.95
Atlanta	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	$ 169.51
Atlanta	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 128.19
Atlanta	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	$ 281.94
Atlanta	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male	$ 304.78
Atlanta	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 531.46
Atlanta	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 560.83
Atlanta	PeachCare	0-2 Months, Male and Female	$ 148.84
Atlanta	PeachCare	3-11 Months, Male and Female	$ 155.46
Atlanta	PeachCare	1 - 5 Years, Male and Female	$ 107.31
Atlanta	PeachCare	6 - 13 Years, Male and Female	$ 116.58
Atlanta	PeachCare	14-20 Years, Female	$ 135.47
Atlanta	PeachCare	14-20 Years, Male	$ 137.43
Atlanta	Breast and Cervical Cancer	All Ages	$ 1,068.97
Atlanta	Maternity Delivery/Kick Payment		$ 6,030.11
Central	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	$ 1,972.95
Central	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 202.43
Central	Medicaid (LIM/Refugee/RSM)	1-5 Years, Male and Female	$ 123.94
Central	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	$ 117.45
Central	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	$ 165.93
Central	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 117.28
Central	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	$ 308.09
Central	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	$ 334.14
Central	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 589.81
Central	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 639.07
Central	PeachCare	0-2 Months, Male and Female	$ 143.83
Central	PeachCare	3-11 Months, Male and Female	$ 148.43
Central	PeachCare	1-5 Years, Male and Female	$ 120.34
Central	PeachCare	6 - 13 Years, Male and Female	$ 127.15
Central	PeachCare	14-20 Years, Female	$ 153.25
Central	PeachCare	14-20 Years, Male	$ 135.15
Central	Breast and Cervical Cancer	All Ages	$ 1,060.34
Central	Maternity Delivery/Kick Payment		$ 6,182.35
East	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	$ 1,772.63
East	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 207.78
East	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	$ 131.99
East	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	$ 113.19
East	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Female	$ 178.26
East	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 114.49
East	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	$ 302.73
East	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	$ 344.15
East	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 591.19
East	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 651.54
East	PeachCare	0-2 Months, Male and Female	$ 148.84
East	PeachCare	3-11 Months, Male and Female	$ 149.30
East	PeachCare	1 - 5 Years, Male and Female	$ 131.50
East	PeachCare	6-13 Years, Male and Female	$ 120.73
East	PeachCare	14-20 Years, Female	$ 147.22
East	PeachCare	14-20 Years, Male	$ 132.58
East	Breast and Cervical Cancer	All Ages	$ 1,080.15
East	Maternity Delivery/Kick Payment		$ 6,611.86
North	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	$ 1,736.43
North	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 219.15
North	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	$ 140.23
North	Medicaid (LIM/Refugee/RSM)	6-13 Years, Male and Female	$ 142.46
North	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	$ 204.52
North	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 180.34
North	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	$ 352.94
North	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	$ 342.96
North	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 622.97
North	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 653.17
North	PeachCare	0 - 2 Months, Male and Female	$ 149.87
North	PeachCare	3-11 Months, Male and Female	$ 149.86
North	PeachCare	1 - 5 Years, Male and Female	$ 119.50
North	PeachCare	6-13 Years, Male and Female	$ 128.24
North	PeachCare	14-20 Years, Female	$ 166.01
North	PeachCare	14-20 Years, Male	$ 147.86
North	Breast and Cervical Cancer	All Ages	$ 1,073.79
North	Maternity Delivery/Kick Payment		$ 6,439.10

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FY 2009 CMO Rates

Region	Aid Category	Age/Gender Group	WellCare
Southeast	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	$ 1,802.33
Southeast	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 204.33
Southeast	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	$ 128.40
Southeast	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	$ 121.09
Southeast	Medicaid (LIM/Refugee/RSM)	14 - 20 Years, Female	$ 168.90
Southeast	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 129.17
Southeast	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	$ 316.15
Southeast	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male	$ 309.92
Southeast	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 615.18
Southeast	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 635.83
Southeast	PeachCare	0-2 Months, Male and Female	$ 149.21
Southeast	PeachCare	3-11 Months, Male and Female	$ 149.92
Southeast	PeachCare	1 - 5 Years, Male and Female	$ 125.86
Southeast	PeachCare	6-13 Years, Male and Female	$ 130.78
Southeast	PeachCare	14-20 Years, Female	$ 152.22
Southeast	PeachCare	14-20 Years, Male	$ 128.13
Southeast	Breast and Cervical Cancer	All Ages	$ 1,113.87
Southeast	Maternity Delivery/Kick Payment		$ 6,547.77
Southwest	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	$ 1,885.03
Southwest	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	$ 227.05
Southwest	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	$ 148.24
Southwest	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	$ 121.01
Southwest	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	$ 187.98
Southwest	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	$ 122.89
Southwest	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	$ 337.89
Southwest	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male	$ 309.41
Southwest	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	$ 568.47
Southwest	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	$ 676.55
Southwest	PeachCare	0-2 Months, Male and Female	$ 142.53
Southwest	PeachCare	3-11 Months, Male and Female	$ 149.98
Southwest	PeachCare	1 - 5 Years, Male and Female	$ 133.79
Southwest	PeachCare	6 - 13 Years, Male and Female	$ 131.36
Southwest	PeachCare	14-20 Years, Female	$ 149.19
Southwest	PeachCare	14-20 Years, Male	$ 123.69
Southwest	Breast and Cervical Cancer	All Ages	$ 1,097.88
Southwest	Maternity Delivery/Kick Payment		$ 6,070.34

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